                                                                    EXHIBIT 10.9

                                                                    CONFIDENTIAL

[REDACTED] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND THE WORD "REDACTED", HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

November 24, 2004

US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

US Airways, Inc.
2345 Crystal Drive
Arlington, VA 22227

General Electric Capital Corporation
c/o GE Capital Aviation Services, Inc.
201 High Ridge Road
Stamford, CT 06927-4900

Re: Master Memorandum of Understanding ("Master MOU")among US Airways, Inc. (including, as the context may require, as reorganized pursuant to th Bankruptcy Code, "US Airways"), US Airways Group, Inc. (including, as the context may require, as reorganized pursuant to the Bankruptcy Code, "Group"), and General Electric Capital Corporation, acting through its agent GE Capital Aviation Services, Inc. ("GECC"; and together with GE Capital Aviation Services, Inc. "GECAS", GE Engine Services, Inc. "GE Engine Services" and General Electric Company, GE Transportation Component "GEAE" and their respective affiliates, the "GE Entities")

Gentlemen/Ladies:

This Master MOU, when countersigned by the respective parties, shall set forth our understanding with respect to a restructuring of the indebtedness and obligations of US Airways and Group to the GE Entities, which understanding was reached in separate negotiations with each of such respective parties in connection with the related matters contained herein.

In conjunction with the bankruptcy proceedings of Group and certain of its subsidiaries (including US Airways) under Chapter 11, Title 11 of the United States Code (the "Chapter 11 Case") commenced on September 12, 2004 (the "Petition Date") in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Bankruptcy Court"), US Airways wishes to obtain and GECAS is willing to provide (both during the Chapter 11 Case and upon emergence pursuant to a plan of reorganization ("Plan of Reorganization") confirmed by the Bankruptcy Court) the following: (i) certain lease modifications with respect to certain GECC aircraft leased to US Airways as described in Exhibit A; (ii) certain lease and other arrangements in respect of future regional jet acquisitions by US Airways (the "Regional Jet Lease Transactions") as described in Exhibit B; (iii) certain sale-leaseback transactions as described in Exhibit C; (iv) certain modifications to the financing evidenced by the Credit Agreement dated as of November 16, 2001 among US Airways, as Borrower, GECC, as Lender and Group, as Guarantor (as amended, supplemented and modified, the "2001 Facility") and the Exit Liquidity Facility Agreement dated as of March 31, 2003 among US Airways, as Borrower, GECC, as Lender and Group, as Guarantor (as supplemented and modified, the "2003 Liquidity Facility") as described in Exhibit D; (v) a new bridge financing facility as further described in Exhibit E (the "Bridge Facility"); and (vi) waiver of registration penalties for the [REDACTED] EETC as described in Exhibit
F. In consideration of the foregoing, US Airways has agreed to issue certain Convertible Notes to a GE Entity upon emergence from the Chapter 11 Case, the terms of which are described in Exhibit G.

In addition, US Airways wishes to obtain certain modifications with respect to certain of its contracts with GE Engine Services and GEAE, and GE Engine Services and GEAE are willing to modify such provisions of such contracts with US Airways, as further described in Exhibit H.

Each of these transactions and modifications is to occur pursuant to the terms and conditions set forth in the following applicable term sheets attached as Exhibits A through H (each, a "Term Sheet" and, collectively, the "Term Sheets"). Certain of the transactions and modifications described in the Term Sheets are scheduled to take effect upon judicial approval of the Master MOU no later than December 17, 2004 or described in the attached term sheets as a Phase I Transaction (the "Phase I Transactions"); others are scheduled to take effect on January 18, 2004 or described in the attached term sheets as a Phase II Transaction (the "Phase II Transactions"); and others are scheduled to take effect upon US Airways' exit from bankruptcy or described in the attached term sheets as an Exit Transaction (the "Exit Transactions" and, together with the Phase I Transactions and the Phase II Transactions, the "Restructuring Transactions").

     Exhibit A: Aircraft Lease Term Sheet

     Exhibit B: Regional Jet Lease Transactions Term Sheet

     Exhibit C: Sale-Leaseback Term Sheet

     Exhibit D: Existing Facilities Term Sheet

     Exhibit E: Bridge Facility Term Sheet

     Exhibit F: [REDACTED] EETC Term Sheet

     Exhibit G: Convertible Note Term Sheet

     Exhibit H: GEAE Restructuring Term Sheet

The parties further acknowledge and agree that (i) the Restructuring Transactions contemplated in this Master MOU are comprised of several separate interrelated transactions (each of which is individually described in its respective Term Sheet), and (ii) each Phase I Transaction and Phase II Transaction is expressly conditioned upon the consummation of every other Phase I Transaction and Phase II Transaction. In no event shall any Term Sheet be viewed as a stand-alone transaction. Accordingly, each of the transactions and modifications contemplated by the Term Sheets must be evidenced by executed definitive agreements in order to effectuate the Restructuring Transactions.

Each of the Phase I Transactions, the Phase II Transactions and the Exit Restructuring Transactions shall only take effect on the effective dates and, in each case subject to the satisfaction of applicable conditions, for such transactions (whether such conditions are provided for in the schedules to this Master MOU or in the applicable Term Sheet).

Each and every obligation of US Airways and Group to a GE Entity, or to another party where nonperformance of such obligation could impose an obligation on a GE Entity, which may be created under this Master MOU and the Term Sheets (such obligations of US Airways and Group, the "US Airways Restructuring Obligations") will be (i) cross-defaulted to each and every US Airways Restructuring Obligation unless such cross-default has specifically been waived by the affected GE Entity or in the Term Sheets and (ii) cross-defaulted with the cash collateral order in respect of the existing loan guaranteed by the Air Transportation Stabilization Board (the "ATSB") in accordance with the Air Carrier Guarantee Loan Program (the "ATSB Loan").

Each of the parties hereto acknowledges that this Master MOU and the related Term Sheets contain commercially sensitive and proprietary information. Each of the parties agrees to keep this information strictly confidential and agrees to disclose it to no person other than: (A) their respective board(s) of directors;
(B) employees working on the subject matter of this Master MOU; (C) professional advisors advising them concerning the subject matter of this Master MOU provided that US Airways and such outside professional advisors execute a confidentiality agreement in form and substance acceptable to GECC and GE Engine Services; (D) the ATSB, provided that US Airways shall use commercially reasonable efforts to prevent disclosure of such information under the Freedom of Information Act; (E) the Bankruptcy Court during the course of the

Chapter 11 Case, provided, however, that no document shall be filed with the Bankruptcy Court unless either there has been obtained prior to the filing thereof an order of the Bankruptcy Court enabling US Airways to file those portions of the documents under seal or portions of such filed documents designated by GECC are redacted, in each case, as GECC shall request in its sole discretion; (F) the professional advisors of the Official Committee of Unsecured Creditors (the "Creditors' Committee"), but only to the extent that designated portions of such material to be disclosed are redacted, in each case, as GECC shall request in its sole discretion, members of the Creditors' Committee, and
(G) any potential debtor-in-possession ("DIP") lender and equity investors provided that such entities shall, in each case prior to disclosure, execute a confidentiality agreement in form and substance acceptable to GECC and GEAE. A written summary of the Restructuring Transaction, approved by GECC in advance of disclosing such summary, may be provided to (i) US Airways' and Group's labor unions, (ii) any lender, potential lender, or participant, (iii) any material stakeholder in US Airways' and Group's proposed restructuring, (iv) the Creditors' Committee (but only if such summary has been redacted in a manner satisfactory to GECC as provided above) or (v) such other third parties as the parties hereto may mutually agree; provided that such parties described in (i) -
(v) above have executed a confidentiality agreement in form and substance acceptable to GECC and GE Engine Services. The parties agree that the terms of this Paragraph will survive any termination, through expiration or otherwise, of the Term Sheets that are the subject hereof.

Subject to the conditions set forth in Schedule A, Schedule B and Schedule C hereto with respect to the Phase I Transactions, the Phase II Transactions and the Exit Restructuring Transactions, this Master MOU and the Term Sheets are intended to create binding legal obligations among the parties. Reference is made to the milestones and events described in Schedule D hereto (as the same may be amended, each a "Global Event of Default").

This Master MOU may not be modified or amended in any manner other than in writing duly executed by or on behalf of all of the parties hereto.

Once this Master MOU has been countersigned, the parties will proceed to finalize appropriate definitive agreements and to commence the other steps that will be necessary or appropriate to complete the transactions contemplated by the Term Sheets.

This Master MOU may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.

                            [Signature pages follow.]

IN WITNESS WHEREOF, this Master MOU was entered into the day and year first above written.

     For and on behalf of

     US AIRWAYS GROUP, INC.

     Name:  /s/ Eilif Serck-Hanssen
            -------------------------------
     Title: Senior Vice-President Finance &
                Treasurer
            -------------------------------


     US AIRWAYS, INC.

     Name:  /s/ Eilif Serck-Hanssen
            -------------------------------
     Title: Senior Vice President Finance &
                Treasurer
            -------------------------------

     GENERAL ELECTRIC CAPITAL CORPORATION

     Name: /s/ Michael Kreidberg
           --------------------------
     Title: Vice President
            -------------------------

     GENERAL ELECTRIC COMPANY, GE TRANSPORTATION COMPONENT

     Name: /s/ John Falconi
           --------------------------
     Title: Vice President
            -------------------------

                                   SCHEDULE A

                         Phase I Transaction Conditions

1.   Consummation of each Phase I Transaction.

2. Satisfactory negotiation, review and agreement of definitive documentation, including legal review, for the Phase I Transactions in form and substance acceptable to US Airways and Group on the one hand and to GECAS, GECC, GE Engine Services, or GEAE, as applicable on the other hand.

3. Bring-down due diligence (including, but not limited to, credit analysis, business review, legal review and review of capital, operating structure (including mainline and regional operations)) respecting US Airways and Group satisfactory to GECAS, GECC, GE Engine Services, or GEAE, as applicable, in their sole discretion.

4. Approval by the Bankruptcy Court of all transactions on or before December 17, 2004, which order (a) shall be in form and substance acceptable to GECC in its sole discretion and (b) shall not be subject to an appeal, motion for rehearing or reconsideration or petition for writ of certiorari and the time to file such appeal, motion or petition shall have expired.

5. Payment or reimbursement of all reasonable costs and expenses, including without limitation, reasonable legal fees (including legal fees accruing prior to the Petition Date) of the GE Entities to date.

6.   No occurrence of a Global Event of Default.

                                   SCHEDULE B

                         Phase II Transaction Conditions

1.   Consummation of the Phase I Transactions and each Phase II Transaction.

2. Satisfactory negotiation, review and agreement of definitive documentation, including legal review, for the Phase II Transactions in form and substance acceptable to US Airways and Group on the one hand and to GECAS, GECC, GE Engine Services, or GEAE, as applicable on the other hand.

3. Bring-down due diligence (including, but not limited to, credit analysis, business review, legal review and review of capital, operating structure (including mainline and regional operations) and governance structure) respecting US Airways and Group satisfactory to GECAS, GECC, GE Engine Services, or GEAE, as applicable, in their sole discretion.

4. Payment or reimbursement of all reasonable costs and expenses, including without limitation, reasonable legal fees (including legal fees accruing prior to the Petition Date) of the GE Entities to date.

5.   No occurrence of a Global Event of Default.

                                   SCHEDULE C

                    Exit Restructuring Transaction Conditions

1. Consummation of the Phase I and Phase II Transactions and each other Exit Transaction.

2. Satisfactory negotiation, review and agreement of definitive documentation, including legal review, for the Exit Transactions in form and substance acceptable to US Airways and Group on the one hand and to GECAS, GECC, GE Engine Services, or GEAE, as applicable on the other hand.

3. Bring-down due diligence (including, but not limited to, plan of reorganization, credit analysis, business review, legal review and review of capital structure, business plan, regional carrier arrangements, ownership structure, equity ownership, listing and public securities arrangements, exit financing arrangements) respecting US Airways and Group satisfactory to GECAS, GECC, GE Engine Services, or GEAE, as applicable, in their sole discretion.

4. Assumption of all leases and executory contracts as modified in accordance with the Restructuring Transaction with GE Entities on or prior to emergence from the Chapter 11 Case.

5. The applicable provisions of the Plan of Reorganization and the order confirming the Plan of Reorganization shall be consistent with the terms of the Restructuring Transactions described in this Master MOU.

6. Payment or reimbursement of all reasonable costs and expenses, including without limitation, reasonable legal fees (including legal fees accruing prior to the Petition Date) of the GE Entities to date.

7.   No occurrence of a Global Event of Default.

                                   SCHEDULE D

                            Global Events of Defaults

1.   Continued compliance with the following milestones during the Chapter 11
     Case:

DATE                             MILESTONE
----                             ---------
November 26, 2004                Filing of motion to approve the global GE
                                 transaction

December 17, 2004                Final judicial approval of the global GE
                                 transaction

December 20, 2004                Closing of the Bridge Facility

January 14, 2005                 Final judicial order granting permanent labor
                                 contract, retiree health and pension relief in
                                 amounts at least equal to the amount of relief
                                 requested in the US Airways' request for relief

January 14, 2005                 Implementation of definitive agreements with a
                                 third party or third parties to provide the US
                                 Airways with at least $100 million of
                                 incremental liquidity, cost reductions or
                                 concessions during the Chapter 11 Case

January 14, 2005                 Implementation of a program reasonably
                                 forecasted to produce a mutually acceptable
                                 level of annual savings in non-labor costs from
                                 the US Airways' business plan

January 18, 2005                 Final judicial order approving extension of
                                 ATSB cash collateral order through June 30,
                                 2005 under current terms revised only for
                                 restated and reasonable financial covenants

January 18, 2005                 Filing of a substantive plan of reorganization
                                 reasonably acceptable to GE

January 18, 2005                 Closing of the Phase II Transactions

February 18, 2005                Filing of a substantive disclosure statement
                                 reasonably acceptable to GE

March 30, 2005                   Commencement of the disclosure statement hearing

May 16, 2005                     Commencement of the confirmation hearing

May 23, 2005                     Final judicial approval of a plan of
                                 reorganization reasonably acceptable to GE

June 30, 2005                    Plan of Reorganization implementation and
                                 emergence from the Chapter 11 Case

*    Phase II Condition Precedent

2. Continued compliance with the following financial covenants (expressed in millions of US dollars):

  Month End          Dec          Jan          Feb          Mar          Apr          May          Jun
------------     ----------   ----------   ----------   ----------   ----------   ----------   ----------
Cumulative
   EBITDAR*      [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]

Unrestricted
   Liquidity**   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]

3. No event of default or material breach beyond any applicable notice and cure period under any agreement between US Airways, Group and any GE Entity (including without limitation, any default arising on account of any cross-default or upon the rejection of any lease) other than those expressly waived in the Term Sheets and Excepted Obligations as currently defined in the 2001 Facility (the "Excepted Obligations").

4. No continuing default or material breach or the occurrence of any termination event beyond any applicable notice and cure period under the Cash Collateral Order relating to the ATSB Loan and no material breach or event of default beyond any applicable notice and cure period under any Debtor-in-Possession Facility (in each case, irrespective of whether the ATSB has agreed to waive or forebear exercising rights with respect to such default, breach or termination event).

----------
* To be reset, as mutually agreed on or before December 15, 2004 at more than a [REDACTED]% deviation from plan levels.

** To be reset, if necessary, at [REDACTED]% of plan levels on or before December 15, 2004.

                                                                   REDACTED COPY

                                    EXHIBIT A
                            AIRCRAFT LEASE TERM SHEET

LESSEE:                          US Airways, Inc. ("US Airways" or "Lessee").

OWNER PARTICIPANT:               GECC and/or its subsidiary, affiliate,
                                 associated company or assignees.

LESSOR: Any entity in which Owner Participant is the beneficial owner or a subsidiary or affiliate of GECC, as in the relevant lease.

EXCEPT AS INDICATED BELOW, US AIRWAYS SHALL PERFORM ALL OF ITS OBLIGATIONS UNDER ANY EXISTING AIRCRAFT LEASE CONTRACT WITH ANY LESSOR BOTH DURING THE CHAPTER 11 CASE AND UPON EMERGENCE FROM CHAPTER 11 PURSUANT TO CONSENSUAL 1110(A) AGREEMENTS EFFECTIVE DURING THE PENDENCY OF DEBTORS' CHAPTER 11 CASES, OR AMENDMENTS TO PRE-PETITION AGREEMENTS, IT BEING AGREED THAT, EXCEPT AS SET FORTH IN THE MASTER MOU OR THE TERM SHEETS, THE SAME SHALL NOT CONSTITUTE AN ASSUMPTION OF ANY SUCH AGREEMENT OR A POST-PETITION CONTRACT FOR PURPOSES OF, AMONG OTHER THINGS, SECTIONS 365, 503 AND 507 OF THE BANKRUPTCY CODE, BUT SHALL BE SUBJECT TO LESSEE'S OBLIGATIONS UNDER SECTION 1110 OF THE BANKRUPTCY CODE.

PART 1 - PHASE I TRANSACTIONS

A.   EXISTING OPERATING LEASES FOR THE AIRBUS AIRCRAFT

[REDACTED] EETC LEASES:          The A321 leases between US Airways and the
                                 Lessor subject to the [REDACTED] EETC (the
                                 "[REDACTED] A321 Leases") with respect to the
                                 aircraft identified on Schedule A hereto will
                                 remain unchanged. US Airways acknowledges that
                                 Owner Participant has cured the Basic Rent
                                 payment payable on September 20, 2004 in the
                                 amount of $[REDACTED] (the "Cure Amount"), and
                                 GE shall waive cross-default provisions in its
                                 other financing agreements with US Airways in
                                 respect of the failure of Lessee to make such
                                 Basic Rent payment. US Airways shall make: (i)
                                 full cure payments on or before December 20,
                                 2004 of all amounts payable under the
                                 [REDACTED] A321 Leases other than the Cure
                                 Amount and (ii) full contract rental payments
                                 (including supplemental rent and other amounts
                                 due) and performance under the [REDACTED] A321
                                 Leases during the Chapter 11 Case.

RETURN OF AIRBUS AIRCRAFT:       The nine (9) A319 aircraft and one (1) A320
                                 aircraft on operating leases will be amended to
                                 provide expiry dates according to the return
                                 schedule listed as Schedule B to this Exhibit
                                 A. Lessee and Lessor will swap the last three
                                 aircraft on the list (tail numbers [REDACTED],
                                 [REDACTED] and [REDACTED]) with three (3) A319
                                 aircraft currently securing the 2001 Facility
                                 bearing tail

                                 numbers [REDACTED], [REDACTED] and [REDACTED] upon consummation of the Phase II Transactions.

                                 Amended Redelivery conditions are to be agreed upon no later than December 17, 2004.

B.   EXISTING LEASES FOR THE BOEING FLEET

RENT PAYMENTS:                   On December 20, 2004, US Airways will pay all
                                 amounts then due and payable for the B737-300
                                 Aircraft identified on Schedule C (such
                                 transactions, the "Boeing 733 SIL
                                 Transactions") and for the Boeing 757 Aircraft
                                 identified on Schedule D (the "Boeing 757 SIL
                                 Transactions", and together with the Boeing 733
                                 SIL Transactions, the "Boeing SIL
                                 Transactions"), which payment obligations are
                                 deferred to such date, and thereafter through
                                 the remainder of the Chapter 11 Case, US
                                 Airways shall pay and perform in full, all
                                 obligations with respect to the Boeing SIL
                                 Transactions and the Boeing 737-400 single
                                 investor leases described below.

LEVERAGED LEASE B737-400         Upon Bankruptcy Court approval of the
AIRCRAFT:                        Restructuring Transaction (assumed to be no
                                 later than December 17, 2004), GECC will, with
                                 respect to the five (5) B737-400 aircraft with
                                 manufacturer's serial number [REDACTED],
                                 [REDACTED], [REDACTED], [REDACTED] and
                                 [REDACTED], waive cross-default provisions in
                                 its other financing agreements with US Airways,
                                 and Lessor will relinquish its interest in such
                                 aircraft with no resulting claims asserted by
                                 the Owner Participant against the bankruptcy
                                 estate.

BOEING 737 SIL AIRCRAFT:         In lieu of any extension or purchase options in
                                 the Boeing 733 SIL Transactions, Lessee shall
                                 have the right to extend the expiry dates on
                                 the single investor lease documentation
                                 relating to the Boeing 733 SIL Transactions to
                                 the dates specified on Schedule C hereto at the
                                 rental rate of $[REDACTED] per month.
                                 Redelivery conditions to be negotiated prior
                                 to December 17, 2004. GE will consider engine
                                 swapping arrangements.

PART 2 - EXIT TRANSACTIONS

[REDACTED] EETC CURE PAYMENT:    The Cure Amount will be repaid immediately as
                                 "Supplemental Rent" under the [REDACTED] A321
                                 Leases, together with interest payable at the
                                 default rate (as such default rate is specified

                                 in the A321 Leases).

MODIFICATION OF RENTAL           Upon US Airways' emergence from the Chapter 11
AMOUNTS:                         Case, a pre-emergence "true-up" payment for
                                 rent accrued and unpaid from the last payment
                                 date on the Boeing SIL Transactions to the date
                                 immediately prior to the emergence date shall
                                 be made at a monthly lease rental rate of
                                 $[REDACTED] per month per aircraft, pro rated
                                 for partial months. From and after the date of
                                 US Airways' emergence from the Chapter 11 Case,
                                 the monthly lease rental rates for the Boeing
                                 SIL Transactions shall be paid in advance, pro
                                 rated for partial months, and in the amount of
                                 $[REDACTED] per month per aircraft. Upon the
                                 next payment date after emergence, in respect
                                 of the B737-400 single investor lease aircraft,
                                 rents shall be paid in advance, pro rated for
                                 partial months in the amount of $[REDACTED] per
                                 month per aircraft. All amounts noted above
                                 reflect the average monthly lease rate across
                                 the relevant fleet with variations for
                                 individual aircraft within each fleet.

B737-400 SIL RESTRUCTURE         GECC will provide US Airways with the option to
OPTION:                          restructure any number of the B737-400 single
                                 investor leases to monthly rentals (payable in
                                 advance) of $[REDACTED] at sixty (60), ninety
                                 (90) or one hundred-eighty (180) days following
                                 the issuance of Convertible Notes, for cash or
                                 convertible notes of equal market value under
                                 the indicative pricing schedule contained on
                                 Schedule E to the Exhibit A.

All capitalized terms used herein, but not otherwise defined herein, shall have the respective meanings ascribed to such terms in the Master MOU.

                             SCHEDULE A TO EXHIBIT A

                   (DESCRIPTION OF THE [REDACTED] A321 LEASES)

                               [SCHEDULE REDACTED]

                             SCHEDULE B TO EXHIBIT A

                      (DESCRIPTION OF THE AIRBUS AIRCRAFT)

                                  RETURN DATE*
                                 --------------
                                  February 2005
                                   March 2005
                                   April 2005
                                    May 2005
                                    June 2005
                                    July 2005
                                   August 2005
                                 September 2005
                                 September 2005
                                 September 2005

* Aircraft to be returned pursuant to this schedule are all A319/A320 aircraft with the following tail numbers: [REDACTED], [REDACTED], [REDACTED], [REDACTED], [REDACTED], [REDACTED], [REDACTED], [REDACTED], [REDACTED] and [REDACTED], subject to the swap described in the "Return of Airbus Aircraft" section in Part I of this Exhibit A. US Airways will indicate which specific aircraft apply to the schedule dates above by December 3, 2004.

                             SCHEDULE C TO EXHIBIT A

                    (DESCRIPTION OF THE 733 SIL TRANSACTIONS)

AIRCRAFT TYPE   EXTENSION OPTION DATE*
-------------   ----------------------
   B737-300          February 2006
   B737-300           March 2006
   B737-300           April 2006
   B737-300           April 2006
   B737-300            May 2006
   B737-300            May 2006
   B737-300            June 2006
   B737-300            July 2006
   B737-300          November 2006
   B737-300          January 2007
   B737-300           March 2007
   B737-300           April 2007
   B737-300            May 2007
   B737-300            July 2007
   B737-300           August 2007

*    Specific aircraft return schedule to be agreed.

                             SCHEDULE D TO EXHIBIT A

                    (DESCRIPTION OF THE 757 SIL TRANSACTIONS)

                               [SCHEDULE REDACTED]

                             SCHEDULE E TO EXHIBIT A


                       ILLUSTRATIVE BUY OUT DATE
             ---------------------------------------------
    MSN        30-AUG-05       30-SEP-05       31-DEC-05
----------   -------------   -------------   -------------
[REDACTED]     [REDACTED]      [REDACTED]      [REDACTED]
[REDACTED]     [REDACTED]      [REDACTED]      [REDACTED]
[REDACTED]     [REDACTED]      [REDACTED]      [REDACTED]
[REDACTED]     [REDACTED]      [REDACTED]      [REDACTED]
[REDACTED]     [REDACTED]      [REDACTED]      [REDACTED]
[REDACTED]     [REDACTED]      [REDACTED]      [REDACTED]
[REDACTED]     [REDACTED]      [REDACTED]      [REDACTED]
[REDACTED]     [REDACTED]      [REDACTED]      [REDACTED]
[REDACTED]     [REDACTED]      [REDACTED]      [REDACTED]
[REDACTED]     [REDACTED]      [REDACTED]      [REDACTED]
[REDACTED]     [REDACTED]      [REDACTED]      [REDACTED]
             -------------   -------------   -------------
   Total     $91.0           $90.1           $86.8
             -------------   -------------   -------------

This indicative pricing schedule assumes average monthly rentals of $[REDACTED] through the buy out date. The pricing schedule will be revised and mutually agreed to prior to emergence from the Chapter 11 Case to reflect the final actual buy out dates.

                                    EXHIBIT B
                   REGIONAL JET LEASE TRANSACTIONS TERM SHEET

PHASE II & EXIT TRANSACTION

LESSEE:                          US Airways, Inc. ("US Airways").

LESSOR: GECC, acting through its agent GECAS and/or its subsidiary, affiliate, associated company or assignees ("Lessor").

REGIONAL JET AIRCRAFT:           Up to thirty-one (31) regional jet aircraft to
                                 be acquired by US Airways or via the GECAS
                                 order stream. The aircraft to be leased will
                                 consist of 70- to 100-seat regional jet
                                 aircraft manufactured by Bombardier and/or
                                 Embraer in a mix and other terms to be agreed
                                 mutually by GECC and US Airways.

LEASE TRANSACTION TERMS:         In addition to those described in the RJ
                                 Leasing Agreement (described below), the Lease
                                 Transactions will have the following terms and
                                 conditions:

                                 (i) [REDACTED];

                                 (ii) [REDACTED];

                                 (iii) Lessor's cost to be determined and subject to GE's satisfaction;

                                 (iv) updated credit rating and MAC benchmark and financial covenants to be agreed;

                                 (v) the Lease Transactions shall not be
                                 leveraged leases; and

                                 (vi) GECC reaching agreement with each aircraft manufacturer, including order stream relief for aircraft leased from US Airways' order book.

INTERIM LEASES (PHASE II):       Of the aircraft noted above, GECC will lease to
                                 US Airways six (6) CRJ-700s beginning between
                                 January 18, 2005 and February 28, 2005 and
                                 ending the earlier of (i) the date of emergence
                                 from the Chapter 11 Case or (ii) June 30, 2005
                                 and cross-defaults shall include the occurrence
                                 of a Global Event of Default. Each lease will
                                 be a post-petition agreement, but only rent
                                 payable through June 30, 2005 (as the parties
                                 may agree to extend) and return condition
                                 obligations shall be afforded administrative
                                 expense status, and all other claims under such
                                 lease, including rejection damage claims, would
                                 be unsecured pre-petition claims. The leases
                                 will be extended upon

                                 emergence from the Chapter 11 Case based on the terms noted above.

TIMING OF SIL TRANSACTIONS:      GECC will provide US Airways with the remaining
                                 regional jet aircraft between 2005 and 2007
                                 roughly on a one-for-one basis with the removal
                                 of GECC's Airbus and Boeing aircraft from US
                                 Airways' mainline fleet.

PDP FINANCING:                   GECC will have no obligation to provide
                                 pre-delivery financing.

DOCUMENTATION:                   On or before January 18, 2005, US Airways and
                                 GECC shall execute an agreement reinstating
                                 that portion of the RJ Lease Transaction and
                                 Debt Financing Agreement dated as of December
                                 18, 2003 (as amended "RJ Leasing Agreement")
                                 pursuant to which GECC will provide the Lease
                                 Transactions on terms consistent with the
                                 single-investor lease transactions described
                                 therein with changes to reflect the terms of
                                 this Exhibit B and other modifications as
                                 required by GECC and acceptable to US Airways;
                                 the obligations under the reinstated RJ Leasing
                                 Agreement shall not be afforded administrative
                                 expense status.


All capitalized terms used herein, but not otherwise defined herein, shall have the respective meanings ascribed to such terms in the Master MOU.

                                    EXHIBIT C
                            SALE-LEASEBACK TERM SHEET

PHASE II TRANSACTIONS

SELLER/LESSEE:                   US Airways, Inc. ("US Airways")

PURCHASER/LESSOR:                A subsidiary, affiliate, associated company or
                                 assignee of GECC ("Purchaser").

PURCHASE:                        Purchaser will purchase (i) the collateral
                                 securing the 2001 Facility: three (3) A319
                                 aircraft, three (3) A320 aircraft, five (5)
                                 A321 aircraft, fourteen (14) CFM56-5B spare
                                 engines and fourteen (14) CFM56-3B spare
                                 engines and (ii) nine (9) CRJ-200 aircraft and
                                 one (1) CRJ-700 aircraft, that are currently
                                 mortgage debt financed by GECC, for $640.42
                                 million, pricing assumes the inclusion of
                                 engine stands (to the extent included in the
                                 2001 Facility collateral) and eight (8) full
                                 QEC kits for the CFM56-5B6 with a purchase
                                 price adjustment to be mutually agreed to
                                 half-life/half-time conditions of the spare
                                 engines at the closing (the "Purchase Price").

USE OF PROCEEDS:                 Seller shall use the sale proceeds to repay in
                                 its entirety:

                                 (i) first, the 2003 Liquidity Facility;

                                 (ii) second, the GE mortgage debt financing for the CRJs (the "RJ Loans"); and

                                 (iii) third, the 2001 Facility (assuming no purchase price adjustments, leaving a stipulated and agreed loan balance of $14.99 million).

CLOSING DATE:                    Assumed to be January 18, 2005.

LEASE TERMS:                     Initial lease terms shall end on the earlier of
                                 (i) emergence from the Chapter 11 Case or (ii)
                                 June 30, 2005.

                                 Upon emergence from the Chapter 11 Case, leases will be extended as follows:

                                 (i) A319 and A320: an average [REDACTED] year term from inception;

                                 (ii) A321: an average [REDACTED] year term from

                                 inception;

                                 (iii) CFM56-5B6: an average [REDACTED] year term from inception, with the exception of two
                                 (2) spare engines (bare), one of which shall be returned in June 2005 and the other in September 2005;

                                 (iv) CFM56-3B2: an average [REDACTED] year term from inception, with the exception of three (3) engines which are to be returned as every [REDACTED] Boeing 733 SIL Transaction aircraft is returned;

                                 (v) CRJ-200 and CRJ-700: per the terms noted in Exhibit B hereto and assuming a purchase of $[REDACTED] million for each CRJ-200 and $[REDACTED] million for each CRJ-700, as adjusted for delivery condition.

LEASE RENTALS:                   A319: $[REDACTED]
                                 A320: $[REDACTED]
                                 A321: $[REDACTED]
                                 CFM56-5B6 (bare): $[REDACTED]
                                 CFM56-5B6 (full QEC): $[REDACTED]
                                 CFM56-3B2 (bare): $[REDACTED]
                                 CRJ-200/CRJ-700: per the terms noted in Exhibit
                                 B hereto.

                                 Rents will be payable monthly in advance.

MISCELLANEOUS:                   Seller shall pay all accrued and unpaid
                                 interest and other amounts due under the 2001
                                 Facility and the RJ Loans on the Closing Date.
                                 Return conditions for the aircraft and the
                                 engines, to be agreed, but in general will
                                 allow for half-life/half-time return conditions
                                 for aircraft and same-in/same-out for engines
                                 with financial adjustments for differences in
                                 actual return conditions but subject to minimum
                                 redelivery conditions [REDACTED]. Leases will
                                 be cross-defaulted to any obligation to any GE
                                 Entity (other than Excepted Obligations),
                                 including any Global Event of Default.
                                 Documentation for aircraft to be modeled after
                                 the existing leases relating to the aircraft
                                 listed in Schedule B to Exhibit A.
                                 Documentation for engine leases to be modeled
                                 after the existing leases relating to the
                                 aircraft listed in Schedule B to Exhibit A,
                                 with appropriate changes for a spare engine
                                 operating lease. Each lease will be a

                                 post-petition agreement, but only rent payable through June 30, 2005 (as the parties may agree to extend) and return condition obligations shall be afforded administrative expense status, and all other claims under such lease, including rejection damage claims, would be unsecured pre-petition claims.

All capitalized terms used herein, but not otherwise defined herein, shall have the respective meanings ascribed to such terms in the Master MOU.

                                    EXHIBIT D
                         EXISTING FACILITIES TERM SHEET

PART 1 - PHASE II TRANSACTIONS

BORROWER:                        US Airways, Inc. ("Borrower").

LENDER:                          General Electric Capital Corporation
                                 ("Lender").

AMENDMENTS:                      Upon consummation of the sale-leaseback
                                 transaction set forth in Exhibit C, the 2001
                                 Facility shall be amended as follows:

                                 (i) US Airways may make an additional
                                 $10 million draw on January 18, 2005 leaving a loan balance of $24.99 million (assuming
                                 $14.99 million balance after the sale/leaseback as may be adjusted to reflect the actual
                                 Purchase Price);

                                 (ii) Interest rate will be the sum of (i) three-month US Dollar LIBOR as quoted on Bloomberg Page BBAM 1 (British Bankers
                                 Association page) and (ii) 4.25%;

                                 (iii) interest only during the Chapter 11 Case, payable quarterly in arrears;

                                 (iv) principal to be repaid ratably over the twenty four (24) months following the emergence from the Chapter 11 Case;

                                 (v) Collateral securing the loan will be a third (3rd) lien position subject to first
                                 (1st) and second (2nd) lien positions on four
                                 (4) CRJ-700 aircraft and a first (1st) lien position on one (1) CF34 spare engine
                                 (collectively, the "Collateral"); and

                                 (vi) additional events of defaults as may be appropriate

                                 during the Chapter 11 Case, including a Global
                                 Event of Default.

SPECIAL CONDITIONS:              On December 20, 2004, all accrued and unpaid
                                 interest relating to the 2001 Facility shall be
                                 paid (such payment to be a Phase I
                                 Transaction). The principal payment that had
                                 been due on November 16, 2004 shall be deferred
                                 and paid on the earlier of the consummation of
                                 the sale and leaseback transaction or January
                                 18, 2005.

                                 Satisfaction in GECC's sole discretion of not more than an aggregate of $62 million of liens prior to GE on the Collateral.

                                 Subject to consent of the lienholders senior to GE on the Collateral described above and entering into inter-creditor arrangements with such parties acceptable to GE.

PART 2 - EXIT TRANSACTIONS

PLAN OF REORGANIZATION:          The Plan of Reorganization shall provide that
                                 the 2001 Facility, as amended in accordance
                                 herewith, shall be unimpaired.

All capitalized terms used herein, but not otherwise defined herein, shall have the respective meanings ascribed to such terms in the Master MOU.

                                    EXHIBIT E
                           BRIDGE FACILITY TERM SHEET

PART 1 -PHASE I TRANSACTIONS

BORROWER:                        US Airways, Inc. ("Borrower")

LENDER:                          General Electric Capital Corporation
                                 ("Lender").

BRIDGE FACILITY
CLOSING DATE:                    December 20, 2004.

FACILITY LOANS:                  The Lender will make liquidity loans available
                                 to Borrower (the "Bridge Facility Loans") as
                                 described on Schedule A hereto. The facility
                                 will be cross-collateralized and
                                 cross-defaulted with all other GE Entity
                                 obligations and will be stipulated and approved
                                 as an administrative claim with priority over
                                 all other administrative claims other than for
                                 aircraft financing deferrals, which shall be
                                 pari passu, and only subordinate to
                                 "superpriority" administrative claims of the
                                 ATSB Loan (including the carve-outs contained
                                 therein), post-petition wages and benefits, and
                                 new money DIP financing.

DRAWING NOTICES                  Each disbursement will be made on the drawdown
                                 date specified therefore in Schedule A and
                                 Borrower will be deemed to have executed and
                                 delivered the Borrowing Notice, unless Borrower
                                 notifies Lender to the contrary in writing
                                 prior to the LIBOR Setting Date (defined
                                 below).

ACCRETING GRID NOTE:             Each disbursement of a Bridge Facility Loan
                                 made with respect to the Bridge Facility will
                                 be evidenced on an accreting grid note (the
                                 "Bridge Facility Note") as described below.

INTEREST:                        The Bridge Facility Note shall bear floating
                                 rate interest quarterly in arrears based on the
                                 average outstanding daily balance of the Bridge
                                 Facility during the preceding quarter. The
                                 annual interest rate shall be computed as the
                                 sum of (i) three-month US Dollar LIBOR, as
                                 quoted on Bloomberg Page BBAM 1 (British
                                 Bankers Association page) on the applicable
                                 LIBOR Setting Date and (ii) 4.25%, and such
                                 interest rate shall accrue on an actual/360
                                 basis. Interest may be paid in US dollars or in
                                 kind at the option of Borrower during the
                                 Chapter 11 Case. The "LIBOR Setting Date" shall
                                 be the date which is two (2) Business Days in
                                 advance of the applicable three-month LIBOR
                                 period.

LOAN REPAYMENT:                  Principal amounts and interest paid in kind due
                                 under the Bridge Notes will be payable in full
                                 on the Maturity Date.

MATURITY DATE:                   Upon emergence from the Chapter 11 Case, which
                                 Bridge Facility shall be satisfied by the
                                 issuance of the Convertible Note described in
                                 Exhibit G.

PREPAYMENT:                      The Borrower will have the following prepayment
                                 rights and obligations:

                                 Optional: The Borrower may prepay the Bridge
                                 Facility at par plus accrued interest on any date prior to the applicable Maturity Date.

                                 Mandatory: Upon the acceleration of the Bridge
                                 Facility following an Event of Default (as defined below), Borrower will prepay all amounts outstanding under the Bridge Facility.

EVENT OF DEFAULT:                An event of default will occur if, among other
                                 customary events, any of the following occurs,
                                 and is continuing ("Event of Default"):

                                 A. Failure to make any payment of principal when due under any Bridge Facility Note or failure to make any payment of interest, fees or other amounts and such failure shall continue unremedied for a period of five (5) business days or more;

                                 B.   Breach of any covenant in any material
                                      respect under the Bridge Facility, and
                                      such breach remains unremedied after a
                                      cure period which shall be determined;

                                 C.   Breach or Event of Default of any cash
                                      collateral order in respect of the ATSB
                                      Loan or any default under the ATSB Loan
                                      (irrespective of whether the ATSB has
                                      waived or acted upon such breach or
                                      default);

                                 D. Events of Default that occur and continue with respect to the US Airways
                                      Restructuring Obligations or material
                                      Events of Default that occur and continue with respect to any other agreement between US Airways or Group and any GE
                                      Entity;

                                 E.   The occurrence of an Event of Default
                                      under the 2001 Facility, the 2003
                                      Liquidity Facility (if not repaid) or a
                                      Global Event of Default;

                                 F. Other appropriate and customary events of default;

                                 G.   Entry of an order authorizing the
                                      conversion of the Chapter 11 Case into a Chapter 7 liquidation or the implementation of a liquidation in the Chapter 11 Case;

                                 H.   Entry of an order authorizing the
                                      appointment of a Trustee or an examiner
                                      with expanded powers in connection with
                                      the Chapter 11 Case;

                                 I. Entry of an order authorizing the sale of all or substantially all of Borrower's assets unless consummated as part of a plan of reorganization and contemplated by the Restructuring Documentation;

                                 J. Suspension of all or substantially all of Borrower's flight and other operations or entry of an order authorizing the same; or

                                 K.   Filing of a motion by the debtor in the
                                      Chapter 11 Case to effectuate (g), (h),
                                      (i) or (j).

                                 The Bridge Facility may be accelerated in full within five (5) business days of an Event of Default and Borrower will be required to pay
                                 Lender all principal and interest payments then due and owing plus other enforcement costs, if any.

REPRESENTATIONS, WARRANTIES      The documentation with respect to the Bridge
AND COVENANTS:                   Facility will contain representations,
                                 warranties and covenants (which will be
                                 applicable to US Airways, Group and any of
                                 their respective subsidiaries) customarily
                                 found in the loan agreements of GECAS or GECC,
                                 as applicable, for similar financings.

CONDITIONS PRECEDENT TO          The conditions to the closing of the Bridge
CLOSING:                         Facility transaction will include those on
                                 Schedules A and B to the Master MOU.

CONDITIONS PRECEDENT TO          Draw-downs under the Bridge Facility shall be,
DRAWDOWN:                        in each case, subject to certain customary
                                 conditions and no occurrence of an Event of
                                 Default (other than any Excepted Obligations),
                                 including a Global Event of Default.

All capitalized terms used herein, but not otherwise defined herein, shall have the respective meanings ascribed to such terms in the Master MOU.

                             SCHEDULE A TO EXHIBIT E

                                  BRIDGE
                                 FACILITY
                                 FUNDING
      WEEK        [REDACTED]    AMOUNT (2)      [REDACTED]
---------------   ----------   -----------   ---------------
Dec 17 - Dec 19                $19,918,881
Dec 20 - Dec 26
Dec 27 - Jan 2
Jan 3 - Jan 9                    4,365,758
Jan 10 - Jan 16                  2,143,523
Jan 17 - Jan 23                  1,427,161
Jan 24 - Jan 30                  1,428,901
Jan 31 - Feb 6                   5,887,479
Feb 7 - Feb 13                     415,960
Feb 14 - Feb 20
Feb 21 - Feb 27
Feb 28 - Mar 6
Mar 7 - Mar 13
Mar 14 - Mar 20   [REDACTED]                    [REDACTED]
Mar 21 - Mar 27
Mar 28 - Apr 3
Apr 4 - Apr 10
Apr 11 - Apr 17
Apr 18 - Apr 24
Apr 25 - May 1
May 2 - May 8
May 9 - May 15
May 16 - May 22
May 23 - May 29
May 30 - Jun 5                   6,194,343
Jun 6 - Jun 12                   7,364,516
Jun 13 - Jun 19
Jun 20 - Jun 26
Jun 27 - Jun 30
                  ----------   -----------   ---------------
   Total                       $55,506,545

(1)  [REDACTED]

(2)  [REDACTED]

                                    EXHIBIT F
                           [REDACTED] EETC TERM SHEET

PART 1 - PHASE I TRANSACTIONS

          Reference is made to that certain Registration Agreement dated as of [REDACTED], by and between US Airways and [REDACTED], and agreed to, by [REDACTED], solely in its capacity as trustee of the US Airways Pass Through Trust [REDACTED] (the "Registration Agreement"), which requires US Airways to prepare and file a Registration Statement (as defined in the Registration Agreement) in order to effect an offer to exchange GECC's holdings of US Airways [REDACTED] Pass Through Certificates, Series [REDACTED] (the "Certificates") for substantially similar certificates. During the Chapter 11 Case, step-up interest rate is to be waived on the Certificates (in accordance with the terms of the Registration Agreement) (such interest rate, the "Step-up Interest Rate") until six (6) months after US Airways' emergence from the Chapter 11 Case. US Airways' obligations under the Registration Agreement, as modified, shall be assumed pursuant to Section 365 of the Bankruptcy Code or reinstated pursuant to the Plan of Reorganization no later than the date of the consummation of the Plan of Reorganization.

PART 2 - EXIT TRANSACTIONS

          Upon US Airways' emergence from the Chapter 11 Case, GECC will agree to extend, until six (6) months after the date of such emergence from the Chapter 11 Case (the "Extension Period"), the deadline with respect to the exercise of the right to require registration, pursuant to the terms and conditions of the Registration Agreement.

          All capitalized terms used herein, but not otherwise defined herein, shall have the respective meanings ascribed to such terms in the Master MOU.

                                    EXHIBIT G
                           CONVERTIBLE NOTE TERM SHEET

EXIT TRANSACTION

ISSUER: US Airways, Inc., as reorganized pursuant to the Bankruptcy Code.

GUARANTOR                        Parent holding company of the Issuer.

ISSUE:                           [___] %* Senior Convertible Notes Due 2020 (the
                                 "Notes") issued on the Issuer's emergence from the Chapter 11 Case.

INITIAL HOLDER:                  A GE affiliate.

PRINCIPAL AMOUNT:                $125,000,000 in denominations of $1,000.

TERM:                            Fifteen (15) years from issuance.

AMORTIZATION:                    None prior to maturity; full principal to be
                                 repaid at the maturity date except to the
                                 extent converted or prepaid.

INTEREST RATE:                   Semi-annually in arrears, in cash, at an annual
                                 rate of [___] %*.

SECURITY:                        None.

RANKING: The Notes are senior unsecured obligations and rank equally in right of payment with all existing and future senior unsecured obligations of Issuer. The Notes are senior unsecured and thus are junior to Issuer's secured obligations to the extent of the value of the collateral securing such secured obligation.

CONVERSION RIGHTS:               The Holder may convert any number of the Notes
                                 into the Issuer's common stock (the "Common
                                 Stock"), at any time, at

----------
* The parties will work together to set a coupon rate for the Notes no later than thirty (30) days prior to the scheduled date of emergence from the Chapter 11 Case which would be reasonably expected to result in the Notes trading at par upon emergence from the Chapter 11 Case (the "Par Value Interest Rate"). Failing agreement on the Par Value Interest Rate, the parties will solicit rate recommendation from three national trading firms and will adopt the average of the three suggested rates.

                                 the Conversion Price.

CONVERSION PRICE:                The product of (x) 140-150% (at Issuer's
                                 option) and (y) the average closing price of
                                 the Common Stock for the sixty (60) consecutive
                                 trading days following Issuer's emergence from
                                 the Chapter 11 Case and listing on NASDAQ or a
                                 national stock exchange from the Chapter 11
                                 Case.

TRANSFERABILITY:                 The Notes will be issued under 11 U.S.C.
                                 Section 1145 upon the Issuer's emergence from
                                 the Chapter 11 Case; the Notes and the
                                 underlying Common Stock will be freely
                                 transferable by the Holders without
                                 registration under the Securities Act of 1933.

COMMON STOCK:                    When delivered, the underlying Common Stock
                                 will be fully paid and non-assessable and
                                 listed on a national stock exchange by one
                                 hundred-eighty (180) days following emergence
                                 from the Chapter 11 Case. Failure to achieve
                                 such listing within one hundred-eighty (180)
                                 days of the date of emergence from the Chapter
                                 11 Case will result in customary liquidated
                                 damages (i.e., increase in interest rate).

CALL RIGHTS:                     No call for five (5) years; thereafter,
                                 callable, at the option of the Issuer, in (a)
                                 cash or (b) Common Stock if the Common Stock
                                 has traded at no less than 115% of the
                                 Conversion Price for twenty (20) of the thirty
                                 (30) trading days prior to the call date.

PUT RIGHTS:                      "Soft" put right for principal and accrued
                                 interest, payable in cash or Common Stock at
                                 the option of the Issuer, on the fifth (5th)
                                 and tenth (10th) anniversary of issuance.

MANDATORY PREPAYMENTS:           Mandatory repayment at upon a "fundamental
                                 corporate change" with a customary coupon
                                 make-whole for public market convertible debt
                                 securities of this type.

ANTI-DILUTION PROTECTIONS:       The Conversion Price will be subject to
                                 customary anti-dilution adjustments, including,
                                 without limitation, upon (i) stock or cash
                                 dividends, (ii) reclassifications, subdivisions
                                 or combinations of the Common Stock, (iii) the
                                 issuance of convertible securities, rights or
                                 warrants to all holders of Common Stock
                                 convertible into or exercisable for Common
                                 Stock at less than the then-current market
                                 price, (iv) purchases of Common Stock in a
                                 tender offer at more than the then-current
                                 market price, (v) distribution of the capital
                                 stock of an Issuer subsidiary to holders of the
                                 Common Stock, and (vi) any other distributions
                                 of assets or securities by the Issuer to

                                 holders of the Common Stock.

BUSINESS COMBINATIONS:           The Notes will enjoy customary adjustments and
                                 protections if the Common Stock is converted
                                 into, reclassified into or exchanged for cash,
                                 assets or securities.

OTHER TERMS AND CONDITIONS:      The Notes are intended to be public market
                                 securities and to trade at par value when
                                 issued. Documentation of the Notes will include
                                 the terms and conditions customarily found in
                                 public market convertible securities of this
                                 type.

                                    EXHIBIT H
                          GEAE RESTRUCTURING TERM SHEET

November 25, 2004

US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

US Airways, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re: (i) CFM56-3 Engine Maintenance Agreement (ESI-96-222G) between US Airways, Inc. ("US Airways") and GE Engine Services, Inc. ("GEES") (as amended, the "CFM56-3 Agreement");

    (ii) CFM56-5 Engine Maintenance Agreement (ESI-97-0084W) between US Airways and GEES (as amended, the "CFM56-5 Agreement");

    (iii) CF6-80C2 Engine Maintenance Agreement ( ESI-96-610I) between US Airways and GEES (as amended, the "CF6-80C2 Agreement");

    (iv) CF34-8E5 Maintenance Cost Per Hour ("MCPH") Engine Service Agreement (ESI-01-0700M-8E5) between US Airways Group, Inc. ("Group") and GEES (the "CF34-8E5 Agreement");

    (v) CF34-3B1 Time & Material Services Agreement (Proposal No. 1-103898006 Rev 5) between Group and GEES (the "CF34-3B1 Agreement")
          (as amended, individually, an "Agreement" and collectively, the "Agreements")

Gentlemen/Ladies:

This term sheet is being entered into with reference to the Master MOU, dated November 24, 2004, among US Airways Group, Inc., US Airways, Inc. and General Electric Capital Corporation (the "Master MOU"), and will be attached thereto as Exhibit "H."

The following sets forth the understandings which have been reached by US Airways, Group, GEES and General Electric Company ("GEC") in relation to the Agreements and certain other matters. Except as otherwise indicated, capitalized terms not defined herein have the meanings given those terms in each Agreement or in the Master MOU.

US Airways, Group and their affiliates filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code on September 12, 2004 (the "Petition Date").

US Airways and Group seek forgiveness of certain obligations arising under the Agreements, and wish to defer other obligations arising thereunder and to make certain amendments thereto. GEES and GEC are willing to grant such forgiveness, to accept such deferrals and to make such amendments, subject to the terms and conditions contained in this term sheet.

The parties agree as follows:

1. The provisions of this term sheet shall be subject to the conditions that (i) US Airways, Group and their affiliates shall be in compliance with all of their obligations under the Master MOU and the other term sheets attached thereto, and
(ii) no default shall have occurred with respect to the US Airways Restructuring Obligations, or with respect to any other obligations between US Airways, Group and/or any affiliate and the GE Entities, except (a) any payments that relate solely to a good faith dispute regarding the performance of GEES or any of its affiliates under any engine maintenance agreement (including, without limitation, the Agreements) between US Airways or any of its affiliates and GEES or any of its affiliates, (b) any lease payments that relate solely to a good faith dispute regarding the return of an aircraft past the scheduled or mutually agreed termination of the lease of such aircraft provided that neither US Airways nor any of its affiliates is operating such aircraft, and (c) any obligations that have been forgiven or deferred pursuant to this term sheet so long as, with respect to any deferral, such payments are made at the time specified in this term sheet (a "Cross-Default").

2. Notwithstanding any other provision of this term sheet, in the event that, in the currently pending case under the US Bankruptcy Code, (a) US Airways consummates a chapter 11 plan of reorganization, including a liquidating chapter 11 plan, and neither it nor its successor under the plan continues to operate as an airline, and US Airways' flight operations are, therefore, discontinued, or
(b) the case is dismissed or converted to a case under chapter 7 of the Bankruptcy Code or US Airways is otherwise liquidated and, as a result of such dismissal, conversion or liquidation, US Airways discontinues flight operations, then US Airways, Group or GEES may (subject to any applicable notice periods) terminate the Agreements; provided, however, that this sentence shall not apply if US Airways sells a material portion of its assets to any purchaser that is not, prior to entering into the transaction with US Airways, a certificated air carrier (or a member of the same consolidated group). In the event the previous sentence is applicable, the claims of GEES in respect of the Agreements in the pending bankruptcy case shall be limited as follows: (x) GEES shall have an allowed administrative expense priority claim under Bankruptcy Code Section 503(b)(1)(A) in the amount of $1 million, plus a sum equal to any unpaid invoices for services rendered after September 12, 2004, but prior to the date of termination; and (y) GEES shall have an unsecured (except as provided in the next sentence) prepetition claim for all other claims and damages related to the termination or breach of, or any other claims arising under the Agreements. Nothing in this paragraph shall limit the rights of GEES to enforcement of any and all mechanics or similar liens which secure any sums owed to GEES under the Agreements or which arise in connection with services performed thereunder.

3. The parties intend that the Master MOU and the term sheets attached thereto, including this term sheet, will be submitted for approval of the bankruptcy court on December 16, 2004. This term sheet shall become effective upon approval by the court. If the Master MOU and attached term sheets are not submitted and approved by the court on such date, then GEES and GEC may at their option elect not to consummate the transactions described in this term sheet. The parties will undertake to agree upon definitive documents prior to the hearing date, so that documents can be submitted to the court and executed promptly, and in no event later than five days following approval (the "Assumption Date"). The parties agree that this term sheet and any final agreement resulting from this term sheet will be filed with the court under rules which will cause only a redacted counterpart to become publicly available.

4. GEES agrees to forgive and release US Airways from the following obligations under the Agreements:

[REDACTED] Agreement

     -    Payment of the [REDACTED] and [REDACTED], described in Section 1,
          Article III, Paragraph E.

     -    Payment of the [REDACTED] and [REDACTED], described in Section 1,
          Article III, Paragraph F.

     -    Payment of the [REDACTED] and [REDACTED], described in Section 1,
          Article III, Paragraph G.

[REDACTED] Agreement

     -    Payment of the [REDACTED] and [REDACTED], described in Section 1,
          Article III, Paragraph G.

     - Payment of [REDACTED], [REDACTED] through the date of this term sheet, under Section 1, Article III, Paragraph H [REDACTED]. For sake of clarity, US Airways shall remain liable for payment of the [REDACTED] and [REDACTED] from and after the date of this term sheet, all as provided in (and subject to) such paragraph and Section 1, Article III, Paragraph I, including, but not limited to, the provisions of those paragraphs for forgiveness of a portion of the [REDACTED] under certain circumstances. US Airways' obligation to pay the [REDACTED] shall be documented in a promissory note.

     -    Purchase of one [REDACTED] scheduled for [REDACTED].

[REDACTED]Agreement

     -    Payment of the[REDACTED] and [REDACTED], described in Section 1,
          Article III, Paragraph F.

5. GEES agrees to defer payment by US Airways of [REDACTED] arising under the Agreements during the months of [REDACTED], detailed in [REDACTED] hereto (the "Deferred Obligations"). US Airways shall repay the Deferred Obligations, [REDACTED], on the earlier of [REDACTED] (the "Termination Date") and the date that is [REDACTED] following confirmation of debtors' plan of reorganization.

6. The parties agree:

     - to extend the [REDACTED] Agreement for an additional term of [REDACTED] years. Existing contract terms and conditions shall continue during the extension.

     - that US Airways shall have a one-time option, upon notice given not later than [REDACTED], to either (a) convert the [REDACTED] Agreement to an exclusive [REDACTED] arrangement, effective [REDACTED], provided the GEES proposal for such arrangement is competitive with proposals received by US Airways from vendors of comparable recognized reputation, or (b) terminate the [REDACTED] Agreement.

     -    that [REDACTED] of the [REDACTED] Agreement shall be deleted.

     - that GEES shall have [REDACTED] with respect to [REDACTED] for Group's [REDACTED] and, if any, [REDACTED]. In the event that [REDACTED], Group or US Airways shall enter into a [REDACTED] with [REDACTED] for these [REDACTED].

     - that, subject only to the amendments expressly set forth in this term sheet, the Agreements shall be assumed by US Airways and Group by execution of definitive documents on or before the [REDACTED], and shall continue in full force and effect as amended. Thereafter, subject to paragraph 2 of this term sheet, US Airways and Group shall perform their obligations under the amended Agreements as they become due, including, but not limited to, [REDACTED] under Section 1,
          Article III (A)(3) of the [REDACTED] Agreement.

     - that the [REDACTED] engine build standard will be [REDACTED] near the end of the Agreement, without further financial adjustment, yet in such a way that US Airways' financial exposure due to engine lease return conditions is not harmed.

7. It is a condition subsequent to the agreements of GEES and GEC under this term sheet that US Airways consummates a chapter 11 plan of reorganization under which it (or its successor under the plan) continues to operate as an airline by the Termination Date. Subject to paragraph 2 of this term sheet, failure of this condition will cause all sums, payment of which has been deferred pursuant to the Agreements, as amended by this term sheet, to become immediately due and payable, and GEES shall not be precluded from the enforcement of any and all mechanics or similar liens which may secure payment of such sums.

8. The full balance of all payments deferred under the Agreements, as amended pursuant to this term sheet (i.e., the Deferred Obligations and the Deferred Charges under the CFM56-5 Agreement), (i) shall be paid unconditionally, without set-off or demand at the time such payments are due and payable in accordance with the Agreements as modified by this term sheet, and (ii) shall accelerate and become immediately due and payable, and shall be paid without notice or demand, upon the occurrence of any Cross-Default. Payments deferred under each Agreement shall accelerate and become immediately due and payable upon termination of such Agreement for any reason other than GEES' default.

9. Engine overhaul charges for MCPH engines which will remain in US Airways' fleet will continue to be paid monthly under the terms of the Agreements. Conversely, GE will seek to recover engine overhaul charges for MCPH engines which will be rejected or abandoned by US Airways or affiliates, as debtor-in-possession, from the engine owners. Recovery from engine owners will not affect the obligation of US Airways, Group or their affiliates to pay charges due upon removal of the engines pursuant to the Agreements (but GE will credit any sums received from engine owners against the Deferred Obligations). Removal charges which become due postpetition will be an administrative expense under Section 503(b) of the Bankruptcy Code, and will be due and payable upon removal of such engine pursuant to the Agreements. If any engine in GE's possession is scheduled to be rejected or abandoned by US Airways or an affiliate, but such rejection or abandonment has not become effective, GE will release the engine to US Airways or such affiliate upon payment of the applicable removal charges. So that GE can take appropriate action, US Airways or Group shall identify each MCPH engine prior to return following overhaul as one of the following:

-    To be returned to fleet.

-    Rejected/abandoned.

- To be rejected/abandoned--removal charge will be paid upon return to US Airways or an affiliate.

This paragraph 9 shall not apply with respect to GECAS-owned engines, removed from US Airways' fleet pursuant to the Master MOU and the term sheets thereunder (the "GECAS Engines"). Reconciliation, including any return-to-service charges and any removal charges and credits with respect to the GECAS Engines, shall be waived.

10. With respect to the GE-Snecma Aircraft listed in Exhibit A, US Airways will cooperate with documentation of permanent leases substantially equivalent to the existing interim leases, and execution of permanent leases no later than December 17, 2004 (which may be held in escrow pending foreclosure). In the event that US Airways does not emerge from bankruptcy, the administrative claim related to such permanent leases shall be limited to three months rent under such leases and performance of return conditions. If required by existing agreements, US Airways will reimburse legal fees owing upon execution of permanent leases.

11. If GEES, GEC or their respective affiliates shall become entitled to file any claim in the chapter 11 case pending with respect to US Airways as the result of a Cross Default, or the failure of a condition precedent or subsequent to any such obligation, or otherwise arising out of this term sheet and the transactions contemplated hereby, such claim shall be deemed timely if filed within 30 days following the date of the breach, failure of condition, or other event giving rise to such claim, notwithstanding any deadline fixed by law or the prior entry of any order setting a bar date for such claim or any equitable argument that might preclude the filing of such a claim.

12. Without limiting any provisions of the Master MOU or other term sheets thereunder, US Airways and Group will be responsible for reimbursement of reasonable legal fees paid by GEC and GEES to their outside counsel in connection with the negotiation, documentation and implementation of this term sheet, including, but not limited to, drafting of definitive documents.

13. Subject to the consent of the ATSB loan parties, if required, (a) on behalf of themselves and their affiliates, US Airways and Group waive their rights under Bankruptcy Code Section 362 solely to the extent necessary in order that GEES may take such actions as necessary, including filing with the appropriate county register of deeds, to retain liens against aircraft engines arising in the ordinary course under Kansas Statute 58-201, following performance of overhaul services, and (b) US Airways agrees that the Agreements shall be amended as necessary to authorize such filings.

                                        Very truly yours,

                                        GENERAL ELECTRIC COMPANY


                                        By: /s/ John Falconi
                                            ------------------------------------
                                        Title: Vice President


                                        GE ENGINE SERVICES, INC.


                                        By: /s/ John Falconi
                                            ------------------------------------
                                        Title: Vice President

Agreed to and Accepted:

US AIRWAYS, INC.


By: /s/ Eilif Serck-Hanssen
    ---------------------------------
Title: Senior Vice President Finance
       & Treasurer

Agreed to and Accepted:

US AIRWAYS GROUP, INC.


By: /s/ Eilif Serck-Hanssen
    ---------------------------------
Title: Senior Vice President Finance
       & Treasurer

                                   EXHIBIT A

GE-Snecma Aircraft

N563US
N352US
N353US
N354US
N355US
N356US
N575US

                                   EXHIBIT B

                              DEFERRED OBLIGATIONS

                EES - USAIRWAYS TERM SHEET AGREEMENT, EXHIBIT B

                              PREPETITION
INVOICE#   DESCRIPTION        BALANCE DUE
--------   -----------   ---------------------
Redacted   Redacted                   Redacted
Redacted   Redacted                   Redacted
Redacted   Redacted                   Redacted
Redacted   Redacted                   Redacted
Redacted   Redacted                   Redacted
Redacted   Redacted                   Redacted
Redacted   Redacted                   Redacted
Redacted   Redacted                   Redacted
Redacted   Redacted                   Redacted
Redacted   Redacted                   Redacted
Redacted   Redacted                   Redacted
Redacted   Redacted                   Redacted
Redacted   Redacted                   Redacted
Redacted   Redacted                   Redacted
Redacted   Redacted                   Redacted
Redacted   Redacted                   Redacted
Redacted   Redacted                   Redacted
                         TOTAL: $16,335,171.23